SPDR® Series Trust

SPDR Bloomberg 1-3 Month T-Bill ETF

SPDR Bloomberg 3-12 Month T-Bill ETF

Supplement dated February 10, 2022 to the Statement of Additional Information (“SAI”) dated October 31, 2021,

as may be supplemented from time to time

Effective immediately, the following is added at the end of the “Procedures for Redemption of Creation Units” discussion beginning on page 97 of the SAI:

With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF and the SPDR Bloomberg 3-12 Month T-Bill ETF, the right of redemption may be suspended or the date of payment delayed longer than one day (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (3) for any period during which trading on the Exchange is suspended or restricted; (4) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of the Shares of the Fund; (5) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (6) for any period that the SEC may by order permit for shareholder protection; or (7) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of Shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the 1940 Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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